SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): June 19, 2006


                         Commission File Number 0-29351

                               HYBRID FUELS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              NEVADA                                   88 0384399
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)



          237 Main Street, Box 880, Niverville, Manitoba          R0A1E0
          ----------------------------------------------       -------------
             (Address of principal executive offices)          (Postal Code)


       Registrant's telephone number, including area code: (888) 550-2333



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On June 19, 2006, Dale Johnson (Director) informed the Company that he is declining to stand for election to the Board of Directors at the Company's Annual Meeting July 12, 2006 in order to honor other personal and business commitments.

The Company filed a Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934 on Schedule 14A with the Securities and Exchange Commission on June 19, 2006 for its annual meeting indicating that Douglas Dickie (incumbent Director), Rolly Hein (incumbent Director) and Edward Melenka have been nominated for election to the Board of Directors.




Signature
---------

In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


HYBRID FUELS, INC.

By: /s/Douglas Dickie
-------------------------------

Name:   Douglas Dickie
Title:  Acting President/CEO/CFO/Director


Dated:  June 19, 2006